Exhibit 31.2

CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicky Hahne, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Celcuity Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 7, 2023	By	/s/ Vicky Hahne
Vicky Hahne
Chief Financial Officer